Exhibit 99.2

 March 23, 2026  Topline Results of Phase 3b ENCORE Study of ARIKAYCE® in Patients with Newly Diagnosed MAC Lung Infection Not Yet Treated With Antibiotics  MAC: Mycobacterium avium complex lung disease | ARIKAYCE is approved in the U.S. as ARIKAYCE (amikacin liposome inhalation suspension), in Europe as ARIKAYCE Liposomal 590 mg Nebuliser Dispersion, and in Japan as ARIKAYCE inhalation 590 mg (amikacin sulfate inhalation drug product)

 Opening Remarks  Closing Remarks  Q&A Session  4-6  7-16  17  18  Will Lewis  Chair & CEO  Martina Flammer  Chief Medical Officer  Study Results

 Forward Looking Statements  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: risk that topline data from the Company’s clinical trials, including the ENCORE trial, that the Company announces or publishes from time to time may change as more patient data become available or may be interpreted differently if additional data are disclosed; failure to continue to successfully commercialize ARIKAYCE® in the U.S., Europe or Japan, or to maintain U.S., European or Japanese approval for ARIKAYCE; the Company’s inability to obtain full approval of ARIKAYCE from the FDA, or the Company’s failure to obtain regulatory approval to expand ARIKAYCE's indication to a broader patient population; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside of the U.S., Europe and Japan, including separate regulatory approval for the Lamira® Nebulizer System in each market and for each usage; failure to successfully commercialize ARIKAYCE in a broader patient population, if approved by applicable regulatory authorities; uncertainties or changes in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company’s inability to obtain and maintain adequate reimbursement from government or third-party payors for ARIKAYCE in a broader patient population, if approved, or acceptable prices for ARIKAYCE; inaccuracies in the Company’s estimates of the size of the potential markets for ARIKAYCE or in data the Company has used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE for commercial needs, or to comply with the Company’s agreements or laws and regulations that impact the Company’s business; the Company’s inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE; restrictions or other obligations imposed on the Company by agreements related to ARIKAYCE, including the Company’s license agreement with PARI, and failure to comply with the Company’s obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.  The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Company filings with the Securities and Exchange Commission (SEC).     The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this press release. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.  Additional Disclaimers: ARIKAYCE has not been approved for the treatment of all patients with MACLD. This presentation is not promotion or advertisement of ARIKAYCE. Insmed and ARIKAYCE are registered trademarks of Insmed Incorporated. All other trademarks are property of their respective owner(s).   FDA: Food & Drug Administration | U.S.: United States | MACLD: Mycobacterium avium complex lung disease

 Opening Remarks  Will Lewis | Chair & CEO

 ENCORE Demonstrates Clear Success  PRO: patient reported outcome | MAC: Mycobacterium avium complex lung disease | 1 ARIKAYCE + macrolide-based background regimen consisting of Azithromycin (AZI) and Ethambutol (ETH) | 2 Empty liposome placebo control + AZI + ETH  Statistically significant improvement in Respiratory Symptom Score at Month 13   Statistically significant greater rate of culture conversion by Months 6, 12, 13, and 15  Earlier, greater, and more durable culture conversion throughout the entire study period  Patients on ARIKAYCE® showed1…  …versus patients on active multidrug comparator therapy2  Using a validated PRO, results demonstrate that ARIKAYCE improves respiratory symptoms and effectively clears MAC infection from the lungs

 Next Steps: Results Support Actions to Seek Expansion of ARIKAYCE’s Label in the U.S. and Japan   Plan to file sNDA with FDA for potential U.S. label expansion in MACLD patients in 2H:26  Will also request conversion of ARIKAYCE’s current U.S. conditional label to traditional approval  Intend to submit data to PDMA to support potential Japanese label expansion in 2H:26  sNDA: supplemental new drug application | U.S.: United States | FDA: Food & Drug Administration | PDMA: Pharmaceuticals & Medical Device Agency | H: half | MAC / MACLD: Mycobacterium avium complex lung disease | TAM: total addressable market | * if expanded label for ARIKAYCE is approved | † Total addressable Refractory MAC patients in the U.S., Europe (France, Germany, Italy, Spain, and United Kingdom), and Japan | ‡ Additional addressable MAC patients in the U.S. and Japan if expanded ARIKAYCE label is approved | Note: References related to patient TAMs can be found in the Company's Investor Presentation  Potential Label Expansion*  Current TAM 30K† (Refractory MAC only)  ~+200K‡ Patients* (MACLD)  Addressable   Patient Population

 Study Results  Martina Flammer | Chief Medical Officer

Phase 3b Registrational PMR Trial in Patients With A New Occurrence of MAC Lung Infection



One Month Off Treatment
Three Months Off Treatment
Months 1-12
Month 13
Month 15
425 adults with new occurrence of MAC lung infection who have not received antibiotics (randomized)
Screening
1:1
active : placebo
ARIKAYCE Arm¹
ARIKAYCE + AZI + ETH | QD
Comparator Arm²
Placebo + AZI + ETH | QD
Off Treatment
Baseline
EOT
Primary Endpoint (RSS)
Key Secondary Endpoint (DCC)

ENCORE

Primary Endpoint

- Change from **baseline in Respiratory Symptom Score (RSS)**[3] at Month 13 (one month off treatment)

Multiplicity-Controlled Secondary Endpoints*

- Proportion of patients achieving culture conversion by Month 13 (one month off treatment)
- Proportion of patients achieving **durable culture conversion** by Month 15 (three months off treatment)
- Proportion of patients achieving culture conversion by Months 12 and Month 6
- Change from baseline fatigue symptom score at Month 13 (PROMIS Fatigue T-score)

Other Secondary & Exploratory Endpoints

- Change from **baseline in RSS** at Month 15
- Proportion of participants meeting the **meaningful within-patient change** (MWPC) threshold as reflected in the change in RSS computed from baseline to Month 13
- Time to culture conversion

Additional data to be presented at future medical meetings

insmed

PMR: post-marketing requirement | MAC: *Mycobacterium avium* complex | AZI: Azithromycin | ETH: Ethambutol | EOT: end of treatment | QD: once-daily | U.S.: United States | DCC: durable culture conversion | * A predefined sequential testing approach was applied to control the overall type I error rate (α=0.05) | [1] ARIKAYCE (590 mg) + macrolide-based background regimen consisting of AZI (250 mg) and ETH (15 mg/kg) | [2] Empty liposome control placebo + macrolide-based background regimen consisting of AZI and ETH | [3] RSS ranges from 0 to 100, with positive change indicating improvement | Culture conversion was defined as no MAC growth on agar and broth media in all sputum cultures at 2 consecutive visits (8 total samples). Durable culture conversion defined as no MAC growth (culture negative) at Months 11, 12, 13, and 15

8

Baseline Characteristics Were Well-Balanced Across Arms

	ARIKAYCE Arm[1] N=213	**Comparator Arm[2]** N=212	**Total** N=425
Age: Median at Screening, Years	68.0	69.0	68.0
≥65, % (n)	67.1% (143)	70.3% (149)	68.7% (292)
Sex: Female, % (n)	80.3% (171)	78.3% (166)	79.3% (337)
Geographic Region: % (n)*			
North America	24.4% (52)	25.5% (54)	24.9% (106)
Japan	20.2% (43)	19.3% (41)	19.8% (84)
Europe	26.8% (57)	25.9% (55)	26.4% (112)
Rest of the World	28.6% (61)	29.2% (62)	28.9% (123)
Race: % (n)			
White	62.9% (134)	62.7% (133)	62.8% (267)
Asian	32.4% (69)	35.4% (75)	33.9% (144)
Other	4.7% (10)	1.9% (4)	3.3% (14)
History of MAC Lung Infection[3]: Initial, % (n)*	82.2% (175)	82.5% (175)	82.4% (350)
Mean Baseline† Respiratory Symptom Score[4] (RSS), Points	63.91	61.52	62.72
Mean Baseline PROMIS Fatigue T-Score, Points	55.23	54.88	55.05

insmed

MAC: *Mycobacterium avium* complex | AZI: Azithromycin | ETH: Ethambutol | n/N: number of participants | [1] ARIKAYCE (590 mg) + macrolide-based background regimen consisting of AZI (250 mg) and ETH (15 mg/kg) | [2] Empty liposome control placebo + macrolide-based background regimen consisting of AZI and ETH | [3] Initial diagnosis defined as a patient being diagnosed with MAC lung infection for the first time. Subsequent diagnosis defined as a previously infected MAC patient being reinfected with the disease (new infection). A reinfected patient is not the same as a refractory patient, who did not culture convert on initial therapy and must add or switch therapies to treat the same infection | [4] RSS ranges from 0 to 100, with positive change indicating improvement | † Baseline value is the last non-missing value prior to the first dose of ARIKAYCE or empty liposomal control placebo | * randomization stratification factors

9

RSS: Statistically Significant Improvement in RSS[1] Observed With ARIKAYCE at **Month 13**

PRIMARY ENDPOINT



3.11 points, p=0.0299*
95% CI [0.30, 5.92]
LS Mean Change From Baseline RSS to Month 13†
20
15
10
5
0
17.77
SE (1.01)
14.66
SE (1.01)
ARIKAYCE Arm2
N=213
Comparator Arm3
N=212

Change From Baseline RSS to Month 15

Symptom benefit at Month 15 expands to a **4.80 point difference**[4,†], favoring the **ARIKAYCE arm** *(p=0.0015^)*

Exploratory Endpoint

insmed

MAC: *Mycobacterium avium* complex | AZI: Azithromycin | ETH: Ethambutol | RSS: Respiratory Symptom Score | LS: least-squares | SE: standard error | CI: confidence interval | SAP: statistical analysis plan | N: number of participants | [1] RSS ranges from 0 to 100, with positive change indicating improvement | [2] ARIKAYCE (590 mg) + macrolide-based background regimen consisting of AZI (250 mg) and ETH (15 mg/kg) | [3] Empty liposome control placebo + macrolide-based background regimen consisting of AZI and ETH | [4] LS mean changes from baseline RSS to Month 15 for the ARIKAYCE and Comparator arms were 16.63 points and 11.83 points, respectively | † ANCOVA (analysis of covariance) model includes change from baseline as the dependent variable and treatment, baseline RSS, history of MAC lung infection (initial or subsequent), and region as independent variables. Multiple imputations are applied to impute the missing RSS scores in the analysis using ANCOVA according to the type of incurrent events and the assumptions of mission data mechanism described in the SAP | * statistically significant | ^ nominal not adjusted for multiplicity control

10

Responder Analysis: ARIKAYCE Arm Showed Higher Rates of Clinically Meaningful Improvement in RSS[1] at **Month 13**



ARIKAYCE Arm²
Comparator Arm³
Estimated Range of Meaningful Within-Patient RSS Improvement†
CDF (%)
100
80
60
40
20
0
8.2%
Difference at higher threshold favoring ARIKAYCE arm
p=0.0390^
8.0%
Difference at lower threshold favoring ARIKAYCE arm
p=0.0570^
IMPROVEMENT
DETERIORATION
50
40
30
20.83
16.67
10
0
-10
Predicted Change in RSS (Points)

Meaningful Within-Patient Change in RSS

Separation observed between arms **consistently favored ARIKAYCE** across a range of possible RSS improvement thresholds that could be determined clinically meaningful by the FDA

Secondary Endpoint

AZI: Azithromycin | ETH: Ethambutol | RSS: Respiratory Symptom Score | CDF: covariate-adjusted cumulative distribution function | FDA: Food and Drug Administration | MWPC: meaningful within-patient change | [1] RSS ranges from 0 to 100, with positive change indicating improvement | [2] ARIKAYCE (590 mg) + macrolide-based background regimen consisting of AZI (250 mg) and ETH (15 mg/kg) | [3] Empty liposome control placebo + macrolide-based background regimen consisting of AZI and ETH | Note: 53.4% of ARIKAYCE arm participants achieved the 16.67 MWPC in RSS threshold (vs. 45.4% in the Comparator arm) and 43.5% of ARIKAYCE arm participants achieved the 20.83 MWPC in RSS threshold (vs. 35.5% in the Comparator arm); using the standardized logistic regression (SLR); analysis includes treatment group, baseline, region, and history of MAC lung infection (initial or subsequent) as factors in model | ^ nominal not adjusted for multiplicity control | † Estimated threshold range established using data (prior to unblinding) from the Phase 3 ARISE and ENCORE studies

11

Culture Conversion: Statistically Significant Greater Proportion of ARIKAYCE Patients Achieved Culture Conversion[1] by **Month 13**

SECONDARY ENDPOINT



26.8%, p<0.0001*
95% CI [18.3%, 35.3%]
100
80
60
40
20
0
Rate of Culture Conversion (%) by Month 13†
82.4%
SE (2.7%)
55.6%
SE (3.4%)
ARIKAYCE Arm2
N=213
Comparator Arm3
N=212

insmed

MAC: *Mycobacterium avium* complex | AZI: Azithromycin | ETH: Ethambutol | SAP: statistical analysis plan | SE: standard error | | N: number of participants | [1] Conversion by Month 13 was defined as negative MAC cultures at Month 12 and Month 13 after applying adjustment rules as specified in the SAP | [2] ARIKAYCE (590 mg) + macrolide-based background regimen consisting of AZI (250 mg) and ETH (15 mg/kg) | [3] Empty liposome control placebo + macrolide-based background regimen consisting of AZI and ETH | † standardized logistic regression (SLR); analysis includes treatment group, region, and history of MAC lung infection (initial or subsequent) as factors in model. Multiple imputations are applied to impute the missing culture conversion results in the analysis using SLR model according to the type of incurrent events and the assumptions of missing data mechanism as described in the SAP | * statistically significant

12

Statistically Significant Greater Proportion of ARIKAYCE Patients Achieved ***Durable Culture Conversion***[1] by **Month 15**

KEY SECONDARY ENDPOINT



100
80
60
40
20
0
Rate of Durable Culture Conversion (%) by Month 15†
28.6%, p<0.0001*
95% CI [19.7%, 37.5%]
76.2%
SE (3.0%)
47.6%
SE (3.4%)
ARIKAYCE Arm[2]
N=213
Comparator Arm[3]
N=212

MAC: *Mycobacterium avium* complex | AZI: Azithromycin | ETH: Ethambutol | SAP: statistical analysis plan | SE: standard error | N: number of participants | [1] Durable converters at Month 15 are participants who achieved and maintained negative MAC cultures by Months 11, 12, 13 and 15 after applying adjustment rules as specified in the SAP | [2] ARIKAYCE (590 mg) + macrolide-based background regimen consisting of AZI (250 mg) and ETH (15 mg/kg) | [3] Empty liposome control placebo + macrolide-based background regimen consisting of AZI and ETH | † standardized logistic regression (SLR); analysis includes treatment group, region, and history of MAC lung infection (initial or subsequent) as factors in model. Multiple imputations are applied to impute the missing culture conversion results in the analysis using SLR model according to the type of incurrent events and the assumptions of missing data mechanism as described in the SAP | * statistically significant

13

Earlier and **Greater Culture Conversion**[1] Rates Were Achieved in ARIKAYCE Arm at Every Measured Timepoint



ARIKAYCE Arm[3]
Comparator Arm[4]
Proportion of Patients with Culture Conversion, ±SE (%)†
100
80
60
40
20
0
71.5
43.6
80.7
53.1
84.0
56.4
84.3
53.8
87.8
57.0
88.9
60.5
86.5
60.8
86.9
64.0
88.0
63.4
84.0
59.8
84.7
61.3
82.4
55.6
76.2
47.6
2
3
4
5
6
7
8
9
10
11
12 (EOT)
13
15 (DCC)[2]
Month

Time to Culture Conversion

ARIKAYCE patients were roughly twice as likely to achieve earlier culture conversion vs. active comparator patients‡

Exploratory Endpoint

insmed

MAC: *Mycobacterium avium* complex | AZI: Azithromycin | ETH: Ethambutol | SE: standard error | SAP: statistical analysis plan | EOT: end of treatment | DCC: durable culture conversion | [1]Culture conversion rate at each visit from Month 2 to Month 13 is displayed as the second month of 2 consecutive negative cultures after applying adjustment rules as specified in the SAP | [2] Durable converters at Month 15 are participants who achieved and maintained negative MAC cultures by Months 11, 12, 13 and 15 after applying adjustment rules as specified in the SAP | [3] ARIKAYCE (590 mg) + macrolide-based background regimen consisting of AZI (250 mg) and ETH (15 mg/kg) | [4] Empty liposome control placebo + macrolide-based background regimen consisting of AZI and ETH | † standardized logistic regression (SLR); analysis includes treatment group, region, and history of MAC lung infection (initial or subsequent) as factors in model. Multiple imputations are applied to impute the missing culture conversion results in the analysis using SLR model according to the type of incurrent events and the assumptions of missing data mechanism as described in the SAP | ‡ ARIKAYCE arm achieved median time to culture conversion at Month 2 vs. Month 3 for the active comparator arm (Hazard Ratio of 2.03, suggesting that patients treated with ARIKAYCE were roughly twice as likely to achieve culture conversion (nominal $p<0.0001$, not adjusted for multiplicity control)

14

Safety: No New Or Unexpected Safety Signals Observed

	ARIKAYCE Arm[1] N=213		Comparator Arm[2] N=212	
DISPOSITION	%	n	%	n
Study Completion**	90.6%	193	93.4%	198
ARIKAYCE/Comparator Treatment Completion	81.7%	174	88.2%	187
ARIKAYCE/Comparator Discontinuation	18.3%	39	11.8%	25
SAFETY				
TEAES	98.1%	209	97.2%	206
Serious	14.1%	30	11.3%	24
Severe	15.0%	32	10.4%	22
Leading to ARIKAYCE/Comparator Discontinuation	14.6%	31	8.5%	18
Leading to Death	0.5%	1	0.5%	1
Most Common TEAEs Reported*				
Dysphonia	58.7%	125	8.5%	18
Cough	32.9%	70	14.6%	31
Fatigue	17.4%	37	11.3%	24
Dyspnea	16.4%	35	5.7%	12
Nausea	15.5%	33	12.7%	27
Headache	12.7%	27	11.8%	25

Tolerability profile of ARIKAYCE + multidrug therapy was **consistent with known profiles** of these therapies

>90% completion observed for both study arms**

No deaths were considered ARIKAYCE- or placebo-related

insmed

AZI: Azithromycin | ETH: Ethambutol | [1] ARIKAYCE (590 mg) + macrolide-based background regimen consisting of AZI (250 mg) and ETH (15 mg/kg) | [2] Empty liposome control placebo + macrolide-based background regimen consisting of AZI and ETH | n/N: number of participants | TEAEs: treatment-emergent adverse effects | * TEAEs that occurred in ≥10% of the ARIKAYCE arm and were elevated compared to the Comparator arm | ** Patients may discontinue one or more of the treatments in the study, but not discontinue the entire study

15

RSS  Improvement  Statistically significant at Month 13*  Strengthening of improvement at Month 15^  Greater proportion of clinically meaningful RSS responders at Month 13  Culture Conversion  Statistically significant greater conversion by Months 6, 12, 13 and 15*  Earlier, greater, and more durable conversion  Results Show That Early Treatment with ARIKAYCE + Multidrug Therapy Can Significantly Improve Outcomes For MACLD Patients  Treatment with ARIKAYCE1 vs. Comparator2 showed…  Safety & Tolerability  >90% completion in both study arms  No new or unexpected safety signals observed  AZI: Azithromycin | ETH: Ethambutol | 1 ARIKAYCE (590 mg) + macrolide-based background regimen consisting of AZI (250 mg) and ETH (15 mg/kg) | 2 Empty liposome control placebo + macrolide-based background regimen consisting of AZI and ETH | MAC / MACLD: Mycobacterium avium complex lung disease | RSS: Respiratory Symptom Score | * statistically significant | ^ not multiplicity controlled; nominally statistically significant

 Results bring new hope to patients and providers battling MACLD  Early treatment with ARIKAYCE may improve patient respiratory symptoms, achieve culture conversion sooner, and maintain conversion for longer  Expect to file a sNDA for ARIKAYCE in patients with MACLD with the FDA in 2H:26  MAC / MACLD: Mycobacterium avium complex lung disease | sNDA: supplemental new drug application | FDA: Food and Drug Administration | H: half  Clear Success Unlocks Pathway to Engage with Regulatory Authorities

 Q&A Session  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Kevin Mange  Chief Development Officer  Martina Flammer  Chief Medical Officer  Thank you to the patients and investigators who participated in this study!